UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: May 22, 2006
(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (440) 720-8500

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; and
Item 7.01 Regulation FD Disclosure
On May 22, 2006 Agilysys, Inc. (the “Company”) issued a press release announcing its fiscal 2006 fourth quarter and full-year results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press release issued by the Company dated May 22, 2006, announcing its fiscal 2006 fourth-quarter and full-year results.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
	By:	/s/ Martin F. Ellis

Martin F. Ellis Executive Vice President, Treasurer and Chief Financial Officer
Date: May 22, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Agilysys, Inc. dated May 22, 2006, announcing its fiscal 2006 fourth-quarter and full-year results.